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                                                                    EXHIBIT 23.1









                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Mobility Electronics, Inc.:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading, "Experts" in the prospectus.



/s/ KPMG LLP

Phoenix, Arizona
October 22, 2001